CERTIFICATION OF CEO

            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended March 31, 2005, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    May 19, 2005       By: /s/Joe Bill Bennett
                                -----------------------------------------------
                               Joe Bill Bennett, Chief Executive Officer

                              CERTIFICATION OF CFO

            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended March 31, 2005, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    May 19, 2005       By: /s/ Mark Zouvas
                               ------------------------------------------------
                               Mark Zouvas, Chief Financial Officer